COTY COMPLETES ACQUISITION OF GHD (“GOOD HAIR DAY”)
THE WORLD’S PREMIUM HAIR STRAIGHTENERS & APPLIANCES COMPANY

New York - November 21, 2016 - Coty Inc. (NYSE: COTY) announced today that it has completed the acquisition of ghd, a global premium brand in high-end hair styling appliances, further strengthening Coty’s worldwide leading position in professional hair care. The acquisition is expected to be immediately accretive to Coty’s earnings.

Camillo Pane, Coty Chief Executive Officer, said, “We are excited to welcome the ghd company to Coty. The addition of ghd, with their state-of-the-art hair appliances further strengthens our Coty Professional Beauty division, providing us with a strong foothold in an adjacent, complementary category. We look forward to continuing to grow and nurture ghd internationally as Coty strives to become a global industry leader by being a clear challenger in beauty.”

ghd will become part of the Coty Professional Beauty division, where it will be managed as a standalone business led by its current CEO Anthony Davey and management team. Anthony Davey will report to Sylvie Moreau, President of Coty Professional Beauty. The company has international operations in Europe, Australia, South Africa, and the USA. ghd products are sold through salons, in premium retail and through e-commerce. It is the number one stylist-recommended and number one consumer-preferred styler brand in all of its key markets.

About Coty Inc.
Coty is one of the world’s largest beauty companies with approximately $9 billion in revenue, with a purpose to celebrate and liberate the diversity of consumers’ beauty. Its strong entrepreneurial heritage has created an iconic portfolio of leading beauty brands.  Coty is the global leader in fragrance, a strong number two in professional salon hair color & styling, and number three in color cosmetics.  Coty operates three divisions - Coty Consumer Beauty, which is focused on color cosmetics, retail hair coloring and styling products, body care and mass fragrances sold primarily in the mass retail channels with brands such as COVERGIRL, Max Factor and Rimmel; Coty Luxury, which is focused on prestige fragrances and skincare with brands such as Calvin Klein, Marc Jacobs, Hugo Boss, Gucci and philosophy; and Coty Professional Beauty, which is focused on servicing salon owners and professionals in both hair and nail, with brands such as Wella Professionals, Sebastian Professional and OPI.  Coty has approximately 20,000 colleagues globally and its products are sold in over 130 countries. Coty and its brands are committed to a range of social causes as well as seeking to minimize its impact on the environment.

For additional information about Coty Inc., please visit www.coty.com.

About ghd
Good Hair Day, better known as ghd, is a global premium, electrical styling brand that is in the business of transforming the lives of women everywhere so that they can look and feel beautiful every day. Game-changing innovation, cutting-edge technology, superior performance and award-winning design are all hallmarks of the brand.  Founded in 2001 by three British hairdressers, ghd straighteners were originally developed exclusively for professional stylists and quickly developed a cult following among professionals, consumers and celebrities alike.  Based in the UK, the company has international operations in Europe, Australia, South Africa, and the USA. Today, ghd is a multi-category, multi-channel brand with a range of stylers, hairdryers and curling tongs, and is the number one stylist-recommended and number one consumer-preferred brand in all of its key markets. For more information, please visit www.ghdhair.com.

Forward-Looking Statements

Certain statements in this communication are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements reflect Coty Inc.’s (the “Company”) current views with respect to, among other things, the Company’s future operations and financial performance, expected growth, the Company’s ability to support its planned business operations on a near- and long-term basis, the acquisition of ghd and synergies or growth from the acquisition of ghd. These statements are based on certain assumptions and estimates that the Company considers reasonable. These forward-looking statements are generally identified by words or phrases, such as “anticipate”, “estimate”, “plan”, “project”, “expect”, “believe”, “intend”, “foresee”, “forecast”, “will”, “may”, “should”, “outlook”, “continue”, “target”, “aim” and similar words or phrases.

Reported results should not be considered an indication of future performance, and actual results may differ materially from the results predicted due to risks and uncertainties including:

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the Company’s ability to achieve its global business strategy and compete effectively in the beauty industry, including successfully leveraging growth opportunities and addressing challenges inhibiting growth in its brand portfolio;

•
the integration related to the acquisition (the “Transactions”) of The Procter & Gamble Company’s (“P&G”) global fine fragrances, salon professional, cosmetics and retail hair color businesses, along with select hair styling brands (the “P&G Beauty Brands”) with the Company’s business, operations and culture and the ability to realize synergies and other potential benefits of the Transactions within the time frames currently contemplated, including planned organizational changes and their effects, diversion of management attention from existing core businesses and the impact of recent changes in management teams in the Company’s headquarters, regions and countries;

•	the Company’s ability to anticipate, gauge and respond to market trends and consumer preferences, which may change rapidly, and the market acceptance of new products;

•
the Company’s ability to identify suitable acquisition targets and managerial, integration, operational, regulatory and financial risks associated with those acquisitions, including its acquisitions of Bourjois, Beamly, Hypermarcas S.A., the P&G Beauty Brands and ghd, including risks related to litigation or investigations involving governmental authorities relating to any acquisition and the ability of the Company to achieve the benefits contemplated by any proposed transaction within the expected time frame;

•
risks associated with acquisitions or other strategic transactions, including acquired liabilities and restrictions, retaining customers from businesses acquired, achieving any expected results or synergies from acquired businesses, complying with new regulatory frameworks, difficulties in integrating acquired businesses or implementing strategic transactions generally and risks associated with international acquisition transactions, including in countries where the Company does not currently have a material presence;

•
risks related to the Company’s international operations, including reputational, regulatory, economic and foreign political risks, such as the political instability in Eastern Europe and the Middle East, the debt crisis and the economic environment in Europe, including any potential impact of Brexit, and fluctuations in currency exchange rates;

•	dependence on certain licenses, entities performing outsourced functions and third-party suppliers;

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the Company, including ghd, its brand partners' and licensors' ability to obtain, maintain and protect the intellectual property rights used in its products and their abilities to protect their respective reputations;

•	administrative, development and other difficulties in meeting the expected timing of market expansions, product launches and marketing efforts;

•
global political and/or economic uncertainties or disruptions, including a general economic downturn, a sudden disruption in business conditions affecting consumer purchases of the Company’s products and volatility in the financial markets;

•	the Company’s ability to manage seasonal variability;

•	consolidation among retailers, shifts in consumers’ preferred distribution channels, and other changes in the retail environment in which the Company sells its products;

•	disruptions in operations;

•
increasing dependency on information technology and the Company's ability to protect against service interruptions, data corruption, cyber-based attacks or network security breaches, costs and timing of implementation and effectiveness of any upgrades to its information technology systems and failure by the Company to comply with any privacy or data security laws or to protect against theft of customer, employee and corporate sensitive information;

•	changes in laws, regulations and policies that affect the Company’s business or products;

•	the Company’s ability to attract and retain key personnel;

•
use of estimates and assumptions in preparing the financial statements, including with regard to revenue recognition, the market value of inventory and the fair value of acquired assets and liabilities associated with acquisitions;

•	market acceptance of new product introductions;

•	the illegal distribution and sale by third parties of counterfeit versions of the Company’s products; and

•	other factors described elsewhere in this document and from time to time in documents that the Company files with the Securities and Exchange Commission.

More information about potential risks and uncertainties that could affect the Company’s business and financial results is included under the heading “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2016 and other periodic reports the Company has filed and may file with the Securities and Exchange Commission from time to time.

All forward-looking statements made in this communication are qualified by these cautionary statements. These forward-looking statements are made only as of the date of this communication, and the Company does not undertake any obligation, other than as may be required by law, to update or revise any forward-looking or cautionary statements to reflect changes in assumptions, the occurrence of events, unanticipated or otherwise, or changes in future operating results over time or otherwise.

Comparisons of results for current and any prior periods are not intended to express any future trends or indications of future performance unless expressed as such, and should only be viewed as historical data.

Coty Contacts:
Investor Relations
Kevin Monaco, +1 212 389 6815

Or

Media
Jennifer Friedman, +1 212 389 7175